Exhibit 99.1

IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
May 1, 2005 THROUGH May 31, 2005

The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
May 1, 2005 THROUGH May 31, 2005

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 6238064)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: June 28, 2005	DEBTOR-IN-POSSESSION

Print Name/Title:	Frederic F. Brace
Executive Vice President and
Chief Financial Officer

Signature:	/s/ Frederic F. Brace

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Statements of Consolidated Financial Position (Form 10Q to be filed by August 15, 2005)
	C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by August 15, 2005)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-2
5	Mileage Plus Holdings, Inc.	X-4
6	Mileage Plus Marketing, Inc.	X-5
7	MyPoints.com, Inc.	X-1
8	Confetti Inc.	X-7
9	Cybergold, Inc.	X-7
10	iTarget.com, Inc.	X-7
11	MyPoints Offline Services, Inc.	X-7
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE MONTH ENDED May 31, 2005
($ amounts in 000's)

UAL [1]
CONSOLIDATING

Total operating revenues	1,610,753

Total operating expenses	1,631,304

Earnings (loss) from operations	(20,551)

Special Charges:
Loss on sale of aircraft
Aircraft impairment	-
Total Special Charges:	-

Earnings (loss) from operations including Special Charges	(20,551)

Non-operating income (expenses):
Net interest expense	(42,448)
Other income (expenses), net:	6,452
Total non-operating income (expenses):	(35,996)

Net Earnings (loss) before Reorganization items	(56,547)

Reorganization Expenses	(36,226)

Net earnings (loss)	(92,773)

1 These amounts do not agree to other financial statements included in the periodic public filings that are required by the SEC. This is due to the impact of certain non-filed entities and intercompany eliminations on United's consolidated results, which are not considered in the amounts disclosed here.

CASE NAME: UAL Corporation et al.		CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS [2]

For The Period Ending May 31, 2005			(Amounts in US dollar $)

BEGINNING BALANCE (ending balance April 30, 2005)
Operating Accounts - DOM Bank Balances			$34,530,866
Operating Accounts - DOM Sweep Account			$1,646,017
Operating Accounts - DOM			$47,519,749
Operating Accounts - INT			$42,091,663
London Overnight Investment Balance			$2,313,762
Liquidity Pool			$1,444,344,745
Restricted Cash [3]			$866,067,055
Subsidiaries:
a. Mileage Plus, Inc.			$791,967
b. Premier Meeting and Travel Services, Inc.			$1,022,497
c. MyPoints.com, Inc.			$8,724,917
d. Confetti d/b/a Ameniti Travel Clubs, Inc.			$314,515
e. Domicile Management Services, Inc.			$269,611
f. UAL Loyalty Services, Inc.			$1,831,963
g. United Aviation Fuel Corporation			$613,643
g. BizJet			$0
TOTAL BEGINNING BALANCE			$2,415,906,086

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)		$1,519,745,930
2. Debtor -In- Possession Financing		$0
2. Other receipts [4]		$128,203,016

TOTAL RECEIPTS	(A)	$1,647,948,946

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [5]
a. Officers		$708,115
b. Non-Officer		$149,106,667

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings		$57,589,134
b. State income tax w/held		$7,368,426
c. State sales or use tax		$420,429
d. Other [6]		$145,124,804

3. Necessary Operational Disbursements [7]
a. Operating Disbursements (net of Intercompany disbursements)		$1,146,765,703
b. Transferred to escrows / restricted cash		2,100,000
c. Debtor-In-Possession Financing Payments

TOTAL DISBURSEMENTS	(B)	$1,509,183,278

NET RECEIPTS (Line (A) less Line (B))			$138,765,668

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$2,554,671,754

Bank One Overnight Investment Account (month over month change) [8]			$4,199,123

TOTAL ENDING BALANCE [9]			$2,558,870,877

Check

ENDING BALANCE (as of May 31, 2005)
Operating Accounts - DOM Bank Balances		$30,621,336
Operating Accounts - DOM Sweep Account		$5,845,141
Operating Accounts - DOM		$36,466,477
Operating Accounts - INT		$49,105,383
London Overnight Investment		$4,703,598
Liquidity Pool		$1,498,458,144
Restricted Cash [3]		$957,045,311
Subsidiaries:
Mileage Plus, Inc.		$283,870
Premier Meeting and Travel Services, Inc.		$716,169
MyPoints.com, Inc.		$10,046,435
Confetti d/b/a Ameniti Travel Clubs, Inc.		$689,071
Domicile Management Services, Inc.		$304,718
UAL Loyalty Services, Inc.		$820,327
United Aviation Fuel Corporation		$231,375

TOTAL ENDING BALANCE		$2,558,870,877

1 See Page 4 for a list of the 28 filing entities.
2 Pro forma basis, not prepared according to Generally Accepted Accounting Principles, and excludes certain elimination entries and non-cash adjustments.
3 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
4 Includes activity related to restricted cash
5 Includes information for domestic entities only.
6 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax.
7 Includes certain aircraft financing payments for the month of May (2005). These payments are highlighted in Schedule D of this report.
8 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
9 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,556,214,147

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	4,579,592

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE	105,463,525
PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,666,257,264	( A )

Debtor-In-Possession Financing	0	( B )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW	128,203,016	( B )

Less, Non-filing entities	NONE FOR THIS PERIOD	0

GROSS RECEIPTS (tie to bank statements)	1,794,460,280

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[4]	146,511,334	( D )

NET RECEIPTS	$1,647,948,946

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)	1,519,745,930	(A-D )
Debtor -In-Possession Financing	0	( B )
Other receipts	128,203,016	( B )
$1,647,948,946

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $98,233,330.
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.
4 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY	1,395,339,375

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-

-
-
Total Non-Bank One Receipts			-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	$105,247,051
PLUS NET REPATRIATION
Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,500,586,426

Debtor-In-Possession Financing			-

Other Non-Operational Receipts [2]		SEE FOOTNOTE BELOW	$128,034,029

Less, Non-filing entities		NONE FOR THIS PERIOD	-

		GROSS RECEIPTS	1,628,620,455

		UAL	-
		UAL Loyalty Services, Inc.	-
		UAL Company Services, Inc.	-
		Confetti d/b/a Ameniti Travel Clubs, Inc.	-
		MyPoints.com, Inc.	43,917
		Cybergold, Inc.	-
		iTarget.com, Inc.	-
		MyPoints Offline Services, Inc.	-
		UAL Benefits Management, Inc.	-
		United BizJet Holdings, Inc.	-
		United BizJet Charter, Inc.	-
		United BizJet Fractional, Inc.	-
		United BizJet Services, Inc.	-
		Kion Leasing, Inc.	-
		Premier Meeting and Travel Services, Inc.	418,305
		United Aviation Fuels Corporation	11,500,000
		United Cogen, Inc.	-
		Mileage Plus, Inc.	-
		United GHS, Inc.	-
		United Worldwide Corporation	-
		United Vacations, Inc.	-
		Four Star Leasing, Inc.	-
		Air Wisconsin Services, Inc.	-
		Air Wisconsin , Inc.	-
		Domicile Management Services, Inc.	-

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES [3]		11,962,222

		NET RECEIPTS	$1,616,658,232

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting & Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.
3 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS: Bank One 55-78531
	(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	838,251

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
		-
		-
		-
Total Non-Bank One Receipts		-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	838,251

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	1,455

Less, Non-filing entities	NONE FOR THIS PERIOD	-

	GROSS RECEIPTS (tie to bank statement)	839,707

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	-

	NET RECEIPTS	839,707

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,022,497
Receipts	839,707
Disbursements	(1,146,035)
Reconciled Ending Balance	$716,169

Reported Ending Balance	$716,169

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)	3,079,592
-
-
-
Total Non-Bank One Receipts	3,079,592

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	3,079,592

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	159,525

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	3,239,117

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[2]	-

NET RECEIPTS	3,239,117

BANK STATEMENT RECONCILIATION:
Beginning Balance	$8,724,917
Receipts	3,239,117
Disbursements	(1,917,599)
Reconciled Ending Balance	$10,046,435

Reported Ending Balance	$10,046,435

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK
ENTITY:	CONFETTI D/B/A AMENITI TRAVEL CLUB, INC.	ACCTS:	Bank One 000000001061639
		(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,124,486

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)		-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,124,486

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	NONE FOR THIS PERIOD		-

	GROSS RECEIPTS (tie to bank statement)		1,124,486

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES [1]		849,112

	NET RECEIPTS		275,374

BANK STATEMENT RECONCILIATION:
Beginning Balance	$314,515
Receipts	1,124,486
Disbursements	(749,930)
Reconciled Ending Balance	$689,071

Reported Ending Balance	$689,071

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	SHORE BANK	$1,500,000
-
-
-
Total Non-Bank One Receipts	1,500,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,500,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	3,019

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,503,019

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	1,500,000

NET RECEIPTS	3,019

BANK STATEMENT RECONCILIATION:
Beginning Balance	$791,967
Receipts	1,503,019
Disbursements	(2,011,116)
Reconciled Ending Balance	$283,870

Reported Ending Balance	$283,870

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	155,900,260

Domestic Operational Receipts	NORTHERN TRUST COMPANY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	155,900,260

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	155,900,260

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	132,200,000
(Provide detail above)

NET RECEIPTS	23,700,260

BANK STATEMENT RECONCILIATION:
Beginning Balance	$613,643
Receipts	155,900,260
Disbursements	(156,282,528)
Reconciled Ending Balance	$231,375

Reported Ending Balance	$231,375

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	$3,011,775

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	3,011,775

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	3,011,775

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	$0

NET RECEIPTS	3,011,775

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,831,963
Receipts	3,011,775
Disbursements	(4,023,410)
Reconciled Ending Balance	$820,327

Reported Ending Balance	$820,327

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION				AMOUNT

				US $ @	104.87
Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY				-

Domestic Operational Receipts	CITIBANK				-
					-
					-
					-
Total Non-Bank One Receipts					-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			5/31/05	216,474

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY				216,474

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.				4,987

Less, Non-filing entities	NONE FOR THIS PERIOD				-

GROSS RECEIPTS (tie to bank statement)					221,461

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]					-

NET RECEIPTS					221,461

BANK STATEMENT RECONCILIATION:
Beginning Balance	$269,611
Receipts	221,461
Disbursements	(186,354)
Reconciled Ending Balance	$304,718

Reported Ending Balance	$304,718

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	708,115	( A )
xxx	PAYROLL NON-OFFICER	149,106,667	( B )

04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	444,545,071
06	CATERING	35,156,306
03	RECURRING RENT	42,488,000
01	GENERAL PAYABLES	666,128,708
17	INSURANCE	39,107,940
18	LANDING FEES	19,599,664
xxx	OTHER	46,251,349

SUBTOTAL EXCLUDING PAYROLL	1,293,277,037	( C )

GROSS DISBURSEMENTS (tie to bank statement)	1,443,091,819

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	146,511,334	( D )

TAXES:
a. Federal Income Tax and FICA withholdings	57,589,134
b. State income tax w/held	7,368,426
c. State sales or use tax	420,429
d. Other [4]	145,124,804
TOTAL TAXES	210,502,793	( E )

NET MONTHLY DISBURSEMENTS	$ 1,507,083,278

Forward to MOR Summary:
Officers Payroll	708,115	( A )
Non-Officer Payroll	149,106,667	( B )
Taxes	210,502,793	( E )
Necessary Operational Disbursements (less intercompany transfers)	1,146,765,703	(C-D)
$ 1,507,083,278

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements	156,282,528
United Fuel Disbursements	288,262,542
Total Fuel Disbursements	444,545,071
Less: Intercompany Transfers	(143,700,000)
Fuel Disbursements	$ 300,845,071
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[1]	68,790
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	68,790

GROSS DISBURSEMENTS (tie to bank statement)	68,790

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	68,790

1 Includes expenses incurred by members of the Board of Directors.
2Transfers in this section rep made or received on behalf of a related subsidiary or affiliate entity. resent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	708,115
xxx	PAYROLL NON-OFFICER	147,819,419

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	288,262,542
06	CATERING	35,156,306
03	RECURRING RENT	42,488,000
01	GENERAL PAYABLES	657,907,823
17	INSURANCE	38,186,302
18	LANDING FEES	19,599,664
xxx	OTHER [2]	46,251,349

SUBTOTAL EXCLUDING PAYROLL	1,127,851,985

GROSS DISBURSEMENTS (tie to bank statement)	1,276,379,519

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
MyPoints.com, Inc.	-
Premier Meeting and Travel Services, Inc.	-
Confetti	849,112
Mileage Plus, Inc.	1,500,000
United Aviation Fuels Corporation	132,200,000
UAL Loyalty Services, Inc.	-
Domicile Management Services, Inc.	-
TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	134,549,112

TAXES:
a. Federal Income Tax and FICA withholdings	57,398,986
b. State income tax w/held	7,348,343
c. State sales or use tax	420,183
d. Other (specify) [4]	145,119,024
TOTAL TAXES	210,286,536

NET MONTHLY DISBURSEMENTS	$ 1,352,116,944

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims(APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		4,023,410
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		4,023,410

		GROSS DISBURSEMENTS (tie to bank statement)	4,023,410

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	$ 4,023,410

1 Includes disbursement activity for Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		615,372

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		1,302,227
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		1,302,227

		GROSS DISBURSEMENTS (tie to bank statement)	1,917,599

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	43,917

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	$ 1,873,682

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI D/B/A AMENITI TRAVEL CLUB, INC.	ACCTS:	Bank One 000000001061639
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	67,939

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	681,991
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	681,991

GROSS DISBURSEMENTS (tie to bank statement)	749,930

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	749,930

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
3Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended May 31, 2005.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax,

PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	1,146,035
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,146,035

GROSS DISBURSEMENTS (tie to bank statement)	1,146,035

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	418,305

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 727,729

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	156,282,528
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	156,282,528

GROSS DISBURSEMENTS (tie to bank statement)	156,282,528

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	11,500,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 144,782,528

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	542,794
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	542,794

GROSS DISBURSEMENTS (tie to bank statement)	542,794

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	542,794

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER	593,009

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	280,453
17	INSURANCE	921,638
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,202,091

GROSS DISBURSEMENTS (tie to bank statement)	1,795,100

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]

TAXES:
a. Federal Income Tax and FICA withholdings	190,148
b. State income tax w/held	20,083
c. State sales or use tax	5
d. Other [2]	5,780
TOTAL TAXES	216,016

NET MONTHLY DISBURSEMENTS	$ 2,011,116

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended May 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended May 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended May 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	10,928

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	175,185
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	175,185

GROSS DISBURSEMENTS (tie to bank statement)	186,113

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	241
d. Other [2]
TOTAL TAXES	241

NET MONTHLY DISBURSEMENTS	$ 186,354

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of May 31, 2005

/s/ Kathryn Mikells
Signature

Kathryn Mikells
Vice President & Treasurer
Print Name and Title

6/24/05
Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

/s/ David M. Wing
Signature

David M. Wing
Vice President & Controller
Print Name and Title

6/23/05
Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent

CORPORATE TRUST SERVICES	AIRCRAFT	5/2/05	110,000
US BANK	AIRCRAFT	5/2/05	1,261,639
WILMINGTON TRUST COMPANY	AIRCRAFT	5/2/05	849,444
SOCIETE GENERALE PARIS	AIRCRAFT	5/2/05	328,750
US BANK	AIRCRAFT	5/3/05	480,000
RBS AEROSPACE LIMITED	AIRCRAFT	5/6/05	126,083
US BANK	AIRCRAFT	5/6/05	200,000
AIE VI	AIRCRAFT	5/9/05	3,630,000
IAE	AIRCRAFT	5/9/05	1,620,000
RBS AEROSPACE LIMITED	AIRCRAFT	5/9/05	127,028
WILMINGTON TRUST COMPANY	AIRCRAFT	5/9/05	700,000
US BANK	AIRCRAFT	5/10/05	85,000
WILMINGTON TRUST COMPANY	AIRCRAFT	5/10/05	400,000
US BANK	AIRCRAFT	5/11/05	165,000
WILMINGTON TRUST COMPANY	AIRCRAFT	5/11/05	400,000
US BANK	AIRCRAFT	5/12/05	150,000
US BANK	AIRCRAFT	5/13/05	250,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/13/05	2,775,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/16/05	4,000,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/17/05	8,325,000
WILMINGTON TRUST COMPANY	AIRCRAFT	5/17/05	85,000
BNP PARIBAS, TOKYO BRANCH	AIRCRAFT	5/18/05	130,000
US BANK	AIRCRAFT	5/18/05	270,000
US BANK	AIRCRAFT	5/19/05	2,480,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/19/05	2,048,804
WILMINGTON TRUST COMPANY	AIRCRAFT	5/19/05	409,807
US BANK	AIRCRAFT	5/23/05	985,000
WILMINGTON TRUST COMPANY	AIRCRAFT	5/23/05	170,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/25/05	2,815,611
WILMINGTON TRUST COMPANY	AIRCRAFT	5/27/05	245,000
Cumberland Lease Corp	AIRCRAFT	5/31/05	95,000
Mizuho Corporate Bank	AIRCRAFT	5/31/05	650,000
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	5/31/05	2,340,000
US BANK	AIRCRAFT	5/31/05	16,044,741
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	5/31/05	26,876,109
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	5/31/05	1,613,039
WILMINGTON TRUST COMPANY	AIRCRAFT	5/31/05	600,000
CIT GROUP	AIRCRAFT	5/31/05	135,000
UT Finance	AIRCRAFT ENGINE	5/31/05	193,079
HELADEFF	AIRCRAFT	5/31/05	1,430,410

			85,599,545

SCHEDULE E - Professional Payments [1]

	PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
	Account Resolution Corporation	$ 4,330	$ 4,330
	Babcock & Brown	247,500	247,500
	Bridge Associates LLC	67,880	67,880
	Cognizant Associates Inc.	41,356	41,356
	Deloitte & Touche	1,701,003	1,701,003
	FTI Consulting / PWC	131,041	131,041
	Huron Consulting Group	601,208	601,208
	KPMG LLP	415,278	415,278
	Kirkland & Ellis	3,043,761	3,043,761
	Leaf Group LLC	85,430	85,430
	McKinsey & Company [OCP]	1,579,500	1,579,500
	Marr Hipp Jones & Wang	37,596	37,596
	Mayer, Brown, Rowe & Maw LLP	24,341	24,341
	MBT & LeBoeuf	11,117	11,117
	Mercer Management Consulting	383,454	383,454
	Mesirow Financial Consulting	787,478	787,478
	Novare Inc.	8,130	8,130
	Paul Hastings Janofsky & Walker LLP	1,380	1,380
	Poorman Douglas [OCP]	294,175	294,175
	Rothschild Inc.	255,605	255,605
	Saybrook Restructuring Advisors LLC	182,341	182,341
	Sonnenschein Nath & Rosenthal	1,338,267	1,338,267
	Sperling & Slater	184,294	184,294
	Vedder Price Kaufman & Kammholz	87,087	87,087
	Official Committee of Unsecured Creditors (OCUC)	4,199	4,199

	Total	$ 11,517,751	$ 11,517,751

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy
	Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in May 2005 have been
	accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated
	payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES

	Tie -out	Consol.	Filed	Non-Filed
		A/R	Entities	Entities
Beginning of month balance[1]	$1,193,939,038	$1,094,704,054	$1,083,152,102	$11,551,952

Add: sales on account	$1,572,102,727

Less: collections	($1,681,937,189)

Less: Write-offs and Clearing	($952,474)

End of month balance	$1,083,152,102

	0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days [2]	End of Month Total

	$951,827,813	$54,158,265	$21,601,183	$55,564,841	$1,083,152,102

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 165 domestic bank accounts, the Debtor operates 105 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WACHOVIA: "Washington Dulles"	Washington, DC	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK	San Diego Airport	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANK OF BERMUDA	BERMUDA	n/a
KREDIETBANK	Belgium	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
ABN AMRO BANK	Netherlands	n/a
CREDIT SUISSE	Switzerland	n/a
CITIBANK (USD)	Vietnam	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CITIBANK AUSTRALIA	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
INDUSTRIAL & COMMERCIAL BANK OF CHINA	China	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
CITIBANK	New Zealand	n/a
CITIBANK	Singapore	n/a
BANK OF AMERICA	Singapore	n/a
CITIBANK	Thailand	n/a
CITIBANK	Taiwan	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO PROGRESSO	Dominican Republic	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
NATIONAL COMMERCIAL BANK	Jamaica	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
SKANDINAVISKA	SWEDEN	n/a
National Bank of Kuwait	Kuwait	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee in the United States of America wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.